COMMITMENTS AND CONTINGENCIES	12 Months Ended
Dec. 31, 2013
COMMITMENTS AND CONTINGENCIES [Abstract]
COMMITMENTS AND CONTINGENCIES

NOTE 9 - COMMITMENTS AND CONTINGENCIES:

a.	Operating leases

As of December 31, 2013, minimum future rentals under operating leases of office space, machinery and equipment and vehicles for periods in excess of one year amounted to $897,000 and were to be paid as follows: 2014 - $419,000; 2015 - $277,000; 2016 - $192,000; 2017 - $9,000. The lease expenses in each of the years ended December 31, 2013, 2012 and 2011 were $452,000, $355,000 and $276,000, respectively.

b.	Marketing and distribution agreements

The Company has entered into marketing and distribution agreements with commercial entities with respect to its products. Under the terms of the agreements, the distributors have received rights to distribute the products in a defined territory and for various periods.

c.	Joint Venture ("JV") agreement

On December 4, 2013, the Company signed a JV agreement with Polar Omega A/S, a Danish company specializing in the production of marine phospholipids from sustainable fish sources for the commercialization of Omega PCTM, a new premium fish based omega-3 product. Under the agreement, Enzymotec will be responsible for global sales and marketing, research and development, and for the intellectual property regarding Omega PCTM. Polar Omega will be responsible for supply chain, including sourcing of raw materials and manufacturing Omega PCTM.

d.	Royalties:

1)	The Company is committed to pay royalties to the Office of the Chief Scientist of the Israeli Ministry of Economy (the "Chief Scientist"); the royalties are computed based on the Company's net revenues arising from know-how in the research and development in which the Chief Scientist participated by way of grants. Under the terms of the Company's funding from the Chief Scientist, royalties of 3% - 5% are payable on sales of products developed from a project so funded, up to 100% of the amount of the grant received by the Company (dollar linked with the addition of annual interest at LIBOR rate). At the time the grants were received, successful development of the related projects was not assured. In the case of failure of a project that was partly financed by royalty-bearing Government grants, the Company is not obligated to pay any such royalties to the Israeli Government.

At December 31, 2013, the maximum royalty amount payable (including interest) by the Company is approximately $3 million.

2)	In 2001, the Company and a third party (the U.S. Partner) entered into an agreement for the development, manufacture and supply of a new product. The development of this product was funded by BIRD - Israel-U.S. Binational Industrial Research and Development Foundation (the "BIRD Foundation"). The Company is committed to pay royalties to the BIRD Foundation which are computed based on the Company's net revenues from sale of products in the development of which the BIRD Foundation participated.

The U.S. Partner has terminated the research project and the BIRD Foundation gave its consent to the termination as above. Therefore, the Company is not expected to derive any revenues from the said research; however, in case such revenues shall arise to the Company, the maximum royalty amount payable by the Company is $ 370,000 as of December 31, 2013.

3)	Royalty expenses for the years ended December 31, 2013, 2012 and 2011 were recorded in cost of revenues and amounted to $101,000, $40,000 and $416,000, respectively.

e.	Litigation:

1)	The Company is party to a number of actions initiated by Neptune Technologies & Bioressources Inc., ("Neptune"), in which Neptune has claimed that the Company's krill oil products infringe certain of its patents, namely U.S. Patent Nos. 8,030,348, 8,278,351 and 8,383,675, (the "348 patent", the "351 patent" and the "675 patent", respectively). The complaints with respect to each of these patents were filed against the Company and certain other parties in the United States District Court for the District of Delaware, (the "District Court"), in October 2011, October 2012 and February 2013, respectively. In each of the complaints, Neptune seeks both permanent injunctions prohibiting the Company from making or selling the allegedly infringing products and an unspecified amount of monetary damages against the Company and the other defendants.

Additionally, in April 2013, the Company received a notice of an investigation by the United States International Trade Commission, ("ITC"), regarding complaints filed before the ITC by Neptune and its subsidiary, Acasi Pharma Inc. Neptune and its subsidiaries instituted these complaints against the Company and certain of Neptune's other principal competitors in the United States alleging a violation of section 337 of the Tariff Act of 1930 by reason of alleged infringement of the 351 patent and the 675 patent.

A hearing was scheduled for December 17, 2013, but prior to the date of the hearing, the Company entered into a non-binding term sheet with Neptune for the settlement of the claims. As a result of the entry into the term sheet, the ITC proceeding was stayed through January 15, 2014 pending the Company's agreement with Neptune on definitive terms of the settlement and entry into a binding settlement agreement. The stay was then extended until February 5, 2014. The parties were not able to finalize the settlement agreement during this time. On February 11, 2014, the parties informed the ITC Administrative Law Judge that they would request mediation and would be filing a motion for a further 60-day stay of the ITC proceedings. The Company does not know whether this matter will be settled through mediation or otherwise or whether the ITC proceedings will be re-commenced.

Each of the District Court patent proceedings has been stayed pending resolution of the ITC proceeding as described below:

348 Patent - In February 2012, the District Court stayed the 348 patent litigation against the Company pending the issuance of an Action Closing Prosecution which is a preliminary decision issued by the United States Patent and Trademark Office ("USPTO") during certain types of re-examinations after considering the issues concerning patentability a second or subsequent time, in an inter partes re-examination proceeding by the USPTO, of the 348 patent. This inter partes re-examination was initiated by krill oil producer Aker BioMarine ASA ("Aker"). In May 2013, the USPTO issued an "Action Closing Prosecution" that rejected all of the claims in the 348 patent. However, this action is not final, and Neptune filed written comments in response, which were responded to by Aker. The USPTO has not yet acted in response to Neptune and Aker's submissions. Moreover, even if a final decision is made adversely to Neptune, Neptune may have the opportunity to file an appeal. Because of the issuance of the Action Closing Prosecution, the District Court's stay has expired. However, on July 31, 2013, the District Court stayed the 348 patent litigation pending a decision in the ITC proceeding described above.

351 Patent - In May 2013, the District Court stayed Neptune's litigation against the Company involving the 351 patent pending the results of the ITC proceeding described above. In December 2012, the USPTO granted a request by Aker for ex parte re-examination of the 351 patent. In January 2014, the USPTO issued a Non-Final Office Action rejecting all the claims of the 351 patent. In addition, in October 2013, Aker filed a petition with the Patent Trial Appeal Board ("PTAB") of the USPTO for inter partes review of the 351 Patent. That petition has not yet been decided.

675 Patent - Neptune has agreed to stay the 675 patent litigation pending a decision in the ITC proceeding described above. In November 2013, Aker filed a petition with the PTAB for inter partes review of the 675 Patent. However, that inter partes review petition was terminated based on a joint motion by Aker and Neptune pursuant to a settlement agreement between the parties.

Management believes that there are several different possible outcomes of the litigations and proceedings in respect of the above three Neptune patents. The USPTO could confirm Neptune's patent claims in respect of the 348 patent and/or the 351 patent or cancel them completely, or reject some and confirm others of these claims, or Neptune could amend its claims in some way to put them in a position for allowance. In addition, if the settlement is not finalized, the ITC could issue a decision preventing the Company from importing krill oil products into the United States; find that the 351 patent and/or the 675 patent are invalid; or decide that either the 351 patent or the 675 patent or both are not infringed by krill oil products imported into the United States. It is not certain whether any of the litigations involving the 351 patent and 675 patent will continue at all or to the same extent, or how strong Neptune's claims will be after the conclusion of the USPTO re-examination(s) of the 348 patent and/or the 351 patent, inter partes review of the 351 patent or the ITC proceeding. Moreover, it is unclear whether the patent claims asserted against the Company in these litigations will differ from the ones that are currently in the applicable patents.

Management believes that the Company has meritorious defenses to the patent claims as currently asserted against the Company in the patent litigations, and, absent settlement, it intends to vigorously contest the complaints made by Neptune. If any claim of these patents is found to be infringed, valid and enforceable by the District Court, the District Court could award damages against us, including monetary damages in the form of lost profits or a reasonable royalty, as determined by the District Court (with the possibility of interest and fees). Treble damages may also be awarded if the applicable requirements are found. Calculating the measure of lost profits or a reasonable royalty is complex and would depend in part on aspects of Neptune's business that are not known to the Company. In addition, the Company has agreed to indemnify and be financially responsible for any damages awarded against certain of its customers resulting from the purchase, importation, sale, use or offer to sell of the Company's products in the event such products are found to infringe certain of Neptune's patent rights. An injunction by the District Court or an exclusion order by the ITC could also be issued against the Company, either of which could prevent the Company from selling the allegedly infringing products in the United States, a significant market for the Company's krill oil products.

The District Court or ITC could also order other actions that could impose additional costs and expenses upon the Company. Moreover, the Company could suffer significant reputational harm from any adverse ruling in these actions, which could significantly affect its market value, and such harms and negative effects could also occur from the mere expectation that an adverse ruling could be issued. Management believes an estimate of the likelihood that the Company might incur financial loss as a result of the litigation with Neptune, as required by ASC 450-20-50-4, cannot be made at this time, and accordingly the Company has not included any provision in its consolidated financial statements for these claims.

2)	In March 2013, a claim was filed against the Company in the Haifa District Court, Israel, seeking a finder's fee in connection with funds invested in the Company by one of its investors (the "Claim").

The Claim is based upon an agreement, dated March 2000, between the Company and the plaintiff, pursuant to which the Company agreed to pay him a finder's fee, should he introduce the Company to an investor who would invest an amount in excess of $500,000 in the Company. In previous litigation between the Company and the plaintiff concerning this agreement, the plaintiff claimed to have been entitled to a finder's fee in respect of investment made by an investor in the Company, although the investment materialized more than a year later. This previous claim was adjudicated in his favor and the Company paid him a fee of $75,000.

In the present Claim, the plaintiff alleges that he is entitled to an additional finder's fee in the amount of NIS 6.2 million (approximately $1.8 million) in connection with the multiple investments made by the same investor over the past 11 years. Management believes, based on the language of the agreement, as well as various other documents that the demonstrable intention of the parties was that he would receive a fee only for the initial investment, and not in respect of any later investments, and it intends to defend this Claim vigorously. Accordingly, the Company has not included any provision in its accounts for this Claim.

In April 2013, the Company filed a motion to be permitted to defend. This motion was granted in September 2013. The parties are currently engaged in document discovery.

f.	Financial and other Covenants

As part of the Financing Agreement (see Note 7), the Company committed to meet certain financial and other covenants determined in the Financing Agreement. The major financial covenants are:

1)	Shareholders' equity must exceed $20 million.

2)	Shareholders' equity must exceed 45% of total assets.

3)	Adjusted EBITDA, as defined in the Financing Agreement, must exceed $1.5 million.

4)	The ratio between Net Debt (defined as all liabilities to banks and financial institutions minus the company's cash and cash equivalents) and Adjusted EBITDA (as defined in the Financing Agreement) must be below 5 in 2012 and below 4 in 2013 and thereafter.

Should the Company fail to meet the agreed covenants, the Bank will be able to demand immediate repayment of all outstanding balances and cancel the short-term credit line.

As of December 31, 2013, the Company was in compliance with all covenants. Following the early repayment of the long-term loan at January 31, 2014 (see Note 7), such covenants will be removed.

g.	As to pledges and guarantees, see Note 11.